UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2008

BMC Software, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16393	74-2126120
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2101 CityWest Blvd., Houston, Texas		77042
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-918-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05 Costs Associated with Exit or Disposal Activities.

In light of current economic conditions, BMC Software, Inc. (the "Company") is reducing the Company’s workforce by approximately 350 employees. The workforce reductions are from each business unit and corporate department and across geographies in which the Company operates. The Company committed to the reduction on November 20, 2008 when management finalized its decision to proceed. The Company notified employees of this upcoming restructuring action on December 5, 2008, and expects to be substantially complete with informing the affected employees in December 2008.

The restructuring action is expected to result in pre-tax charges of approximately $18 to $23 million for severance and related termination costs, which will be future cash expenditures. The Company anticipates that most of these charges will be recorded in its third and fourth fiscal 2009 quarters.

Management may conclude that additional future actions may be required if global economic conditions deteriorate further, but the timing and extent of such actions or related charges are not currently determinable.

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the expected charges related to restructuring. These forward-looking statements are only estimates based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, the Company’s ability to implement the workforce reductions in various geographies; possible changes in the size and components of the expected costs and charges; and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the "Risk Factors" set forth in the Company’s Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. These filings are available on the Company’s website at www.bmc.com/investors. Actual results could differ materially from those set forth in the forward-looking statements as a result of such risk factors, as well as other risks and uncertainties. BMC Software assumes no obligation to update these forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC Software, Inc.

December 5, 2008	By:	Christopher C. Chaffin

Name: Christopher C. Chaffin
Title: VP, Deputy General Counsel & Assistant Secretary